UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005

NEXSTAR BROADCASTING GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50478	23-3083125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

(Address of Principal executive offices, including Zip Code)

(972) 373-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Nexstar Broadcasting Group, Inc., Nexstar Broadcasting, Inc., and Nexstar Finance Holdings, Inc. (the “Nexstar Parties”) have entered into the First Amendment (the “Amendment”), which became effective on October 20, 2005, to the Fourth Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of April 1, 2005 among the Nexstar Parties, Bank of America, N.A., as Administrative Agent for the Lenders, UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Co-Syndication Agents, and the several Lenders parties thereto (the “Lenders”).

Pursuant to the Amendment, Section 7.09(a) and Section 7.09(b) of the Credit Agreement were amended as follows:

“(a) Consolidated Total Leverage Ratio. The Consolidated Total Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

Period	Ratio
Effective Date through and including September 30, 2005	7.50 to 1.00
October 1, 2005 through and including December 31, 2005	8.50 to 1.00
January 1, 2006 through and including March 31, 2006	8.00 to 1.00
April 1, 2006 through and including June 30, 2006	7.75 to 1.00
July 1, 2006 through and including September 30, 2006	7.50 to 1.00
October 1, 2006 through and including December 31, 2007	7.00 to 1.00
January 1, 2008 through and including December 30, 2008	6.75 to 1.00
December 31, 2008 through and including June 30, 2010	6.50 to 1.00
July 1, 2010 through and including December 30, 2010	6.25 to 1.00
December 31, 2010 and thereafter	6.00 to 1.00

(b) Consolidated Senior Leverage Ratio. The Consolidated Senior Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

Period	Ratio
Effective Date through and including September 30, 2005	5.25 to 1.00
October 1, 2005 through and including December 31, 2005	5.50 to 1.00
January 1, 2006 through and including June 30, 2006	5.25 to 1.00
July 1, 2006 through and including December 30, 2007	5.00 to 1.00
December 31, 2007 through and including December 30, 2008	4.75 to 1.00
December 31, 2008 through and including December 30, 2009	4.50 to 1.00
December 31, 2009 through and including December 30, 2010	4.25 to 1.00
December 31, 2010 and thereafter	4.00 to 1.00”

In connection with the Amendment, Nexstar Broadcasting, Inc. paid the Administrative Agent for the account of each Lender executing the Amendment a nonrefundable amendment fee in the amount of 0.10% of the sum of (i) such Lender’s Revolving Commitment plus (ii) such Lender’s Commitments under each Incremental Facility plus (iii) such Lender’s Facility Percentage of the Aggregate Outstanding Term B Loan Balance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

/s/ G. Robert Thompson
Date: October 20, 2005	Name: G. Robert Thompson
Title: Chief Financial Officer

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